UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014

JACKSONVILLE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000
Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 421-3040
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated With Exit or Disposal Activities.

As previously disclosed, in May 2014 Jacksonville Bancorp, Inc. (the “Company”), holding company for The Jacksonville Bank (the “Bank”), began implementing a restructuring plan in order to better align the Company’s and the Bank’s processes and procedures with the best industry practices and standards. As part of that plan, on October 22, 2014, the Company implemented a second reduction to the Bank’s workforce eliminating 14 positions and affecting eight employees, or approximately 10% of the workforce. This action was approved by the Company’s board of directors on August 13, 2014. The Company estimates it will incur approximately $59,609 in restructuring expenses in connection with this workforce reduction, consisting of severance benefits and other employee-related costs. The $59,609 in estimated costs is expected to be recognized as a one-time charge in the fourth quarter, which we expect will result in cash expenditures in the fourth quarter and in the first quarter of 2015.

The this report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statement are often identified by words such as “will,” “expect,” “estimate,” “may,” “believe,” “intend,” “propose,” “anticipated,” and similar words. Forward-looking statements, which are statements with respect to the Company’s or its management’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The Company does not undertake to update any forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and otherwise in its respective subsequent SEC reports and filings. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, without limitation, the following: the actual costs incurred in connection with the restructuring and workforce reduction; the Company’s ability to dispose of substandard assets and the disposition prices thereof; economic and political conditions, especially in North Florida; real estate prices and sales in the Company’s markets; competitive circumstances; bank regulation, legislation, accounting principles and monetary policies; the interest rate environment; efforts to increase our capital and reduce our nonperforming assets; and technological changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Name:	Valerie A. Kendall
Title:	Executive Vice President and Chief Financial Officer

Date: October 22, 2014